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                        AMENDMENT NO. 2
                     TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 dated as of June 29, 1993 between NORDSTROM CREDIT, INC. ("Borrower") and SEATTLE-FIRST NATIONAL BANK ("BANK") amends the Credit Agreement dated as of June 30, 1992 (as amended as of January 1, 1993, the "Credit Agreement") between Borrower and Bank. On June 30, 1992, Bank assigned to Bank of American National Trust and Savings Association a portion of its rights and obligations under the Credit Agreement.

     1. Section 1.1 of the Credit Agreement (Revolving Loan Facility) is amended by changing the "Maturity Date" from June 29, 1993 to June 30, 1994.

     2. Section 3.8 of the Credit Agreement (Affiliate Debt) is amended to read as follows:

              3.8 Affiliate Debt.  Not incur any debt
         or make any loan or advance to any of its affiliates other than (i) to Nordstrom
         National Credit Bank, in the ordinary course of Borrower's business in connection with Borrower's purchase of accounts receivable from Nordstrom National Credit Bank, or
         (ii) to Nordstrom, Inc.; provided that loans or advances by Borrower to Nordstrom, Inc.
         shall (a) not exceed $50,000,000 in the
         aggregate at any one time outstanding;
         (b) not remain outstanding in excess of 60 days; (c) be made for general operating purposes only; and (d) be made on terms and conditions which are similar to those Borrower could negotiate with a non-affiliated party, including interest rates and collateral, and do not involve more that normal risk of repayment or present other unfavorable features.
         As used herein, the term "affiliate" means any person or entity which directly or indirectly owns all or any part of Nordstrom, Inc., or which is directly or indirectly owned in whole or part by Nordstrom, Inc.

     3. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect.

     4. This Amendment No. 2 may be executed in multiple counterparts and by difference parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized as of the date first above written.




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   NORDSTROM CREDIT, INC.           SEATTLE-FIRST NATIONAL BANK



By /s/     John Walgamott       By /s/           Kevin S. Berry
_________________________       _______________________________
           John Walgamott                        Kevin S. Berry
 Its            President        Its             Vice President



BANK OF AMERICAN NATIONAL TRUST
  AND SAVINGS ASSOCIATION



By /s/   Karen A. Arneson
_________________________
         Karen A. Arneson
 Its       Vice President








































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